SKREEM STUDIOS, LLC
11637 Orpington St.
Orlando, FL 32817

Phone: 407-207-0400 Fax: 407-207-0434

LEASE AGREEMENT

This lease is reentered as of May 20, 2010, which continues the lease agreement entered on November 2, 2009, but with changed terms, between Skreem Studios, Inc., hereafter known as "Studios" and Gettings Studio, hereafter known as "Gettings" located at 275 North Bayshore Dr., Ocoee, FL 34761.

1. Studios desires to lease the studio from Gettings on an hourly basis. Studios agrees to give Gettings at least one week notice before use of the Gettings studio. Studio use will be subject to availability.
2. The price shall be $50 per hour.
3. Studio reserves the right to resell time to its customers on an hourly basis, using the name of Skreem Studios as the seller of the time.
4. The terms of this lease shall continue until December 31, 2010. 2 CC GG

This agreement is signed and approved by all parties below.

Feb 2, 2011

[signature]
Charles Camorata
Skreem Studios, Inc.

5-21-2010
Date

[signature]
Glenn Gettings
Gettings Studio

5-21-2010
Date